SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-74544-12                  61-1430145
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2002-E Trust

On December 20, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2002-E Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 2002 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-E Trust relating to the Distribution Date of December 20, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-E Trust relating to the Distribution Date of December 20, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated December 20, 2003


                             Payment Date: 12/20/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2002-E Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         94,504,420.25    6.966307%    10,188,605.95    524,677.65   10,713,283.60       0.00  23,944.68
Residual                AR                  0.00    6.966307%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,557,768.13    6.966307%       283,275.22     30,856.09      314,131.31       0.00   1,408.18
                        B2          3,382,780.91    6.966307%       172,417.77     18,780.81      191,198.58       0.00     857.10
                        B3          1,932,949.20    6.966307%        98,520.95     10,731.51      109,252.46       0.00     489.75
                        B4            966,714.24    6.966307%        49,272.69      5,367.09       54,639.78       0.00     244.94
                        B5            966,234.96    6.966307%        49,248.26      5,364.43       54,612.69       0.00     244.82
                        B6            967,000.74    6.966307%        49,287.22      5,368.68       54,655.90       0.00     245.01
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        108,277,868.42     -           10,890,628.08    601,146.25   11,491,774.32     -       27,434.47
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         84,315,814.29         23,944.68
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,274,492.91          1,408.18
                                B2          3,210,363.14            857.10
                                B3          1,834,428.24            489.75
                                B4            917,441.55            244.94
                                B5            916,986.69            244.82
                                B6            917,713.52            245.01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         97,387,240.34         27,434.47
--------------------------------------------------------------------------------

                             Payment Date: 12/20/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2002-E Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     94,504,420.25     6.966307% 06050HJH2    10.400941      0.535612     86.072994
Residual                   AR              0.00     6.966307% 06050HJJ7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,557,768.13     6.966307% 06050HJK5    24.428701      2.660925    454.854511
                           B2      3,382,780.91     6.966307% 06050HJL3    24.428701      2.660925    454.854511
                           B3      1,932,949.20     6.966307% 06050HJM1    24.428701      2.660925    454.854511
                           B4        966,714.24     6.966307% 06050HJX7    24.428701      2.660925    454.854511
                           B5        966,234.96     6.966307% 06050HJY5    24.428701      2.660925    454.854511
                           B6        967,000.74     6.966307% 06050HJZ2    24.428670      2.660926    454.854642
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     108,277,868.42       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2002-E Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        97,387,239.92    97,387,239.92
Loan count                    190              190
Avg loan rate           7.216307%             7.22
Prepay amount       10,743,574.82    10,743,574.82

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.849107%           100.000000%             94,504,420.25
   -----------------------------------------------------------------------------
   Junior           12.150893%             0.000000%             13,071,426.05
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          14                 8,362,448.86
60 to 89 days                           2                 1,785,306.97
90 or more                              0                         0.00
Foreclosure                             4                 2,517,561.61

Totals:                                20                12,665,317.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,491,774.32         11,491,774.32
Principal remittance amount           10,890,628.08         10,890,628.08
Interest remittance amount               601,146.25            601,146.25